Exhibit 10.67

FIRST AMENDMENT

to

MANAGEMENT AND OPERATIONS AGREEMENT

AMENDED AND RESTATED

As of January 1, 2005

This First Amendment (this “First Amendment”) to the Management and Operations Agreement Amended and Restated as of January 1, 2005 (the “2005 Management Agreement”), is made as of April 1, 2007, by and among State Automobile Mutual Insurance Company (“State Auto Mutual”), State Auto Financial Corporation (“STFC”), State Auto Property and Casualty Insurance Company (“State Auto P&C”), State Auto National Insurance Company (“National”), Milbank Insurance Company (“Milbank”), State Auto Insurance Company of Ohio (“SA OH”), Meridian Security Insurance Company (“Meridian Security”), Meridian Citizens Mutual Insurance Company (“Meridian Citizens Mutual”), Meridian Insurance Group, Inc. (“MIGI”), Farmers Casualty Insurance Company (“Farmers Casualty”), Stateco Financial Services, Inc. (“Stateco”), Strategic Insurance Software, Inc. (“S.I.S.”), 518 Property Management and Leasing, LLC (“518 PML”), State Auto Florida Insurance Company (“SA FL”), Beacon National Insurance Company (“Beacon”), Beacon Lloyds, Inc. (“BLI”) and Beacon Lloyds Insurance Company (“Beacon Lloyds”), First Preferred Insurance Company (“First Preferred”), and Petrolia Insurance Company (“Petrolia”) (Beacon, BLI, Beacon Lloyds, First Preferred, and Petrolia are collectively referred to herein as the “Beacon Insurers”). This First Amendment shall be effective and operative as set forth in Sections 11 and 12 of this First Amendment.

Background Information

The 2005 Management Agreement describes the operating relationship among substantially all of the affiliates of State Auto Mutual and State Auto Mutual, the ultimate controlling person in the State Auto Mutual insurance holding company system.

SA FL is a wholly owned subsidiary of State Auto Mutual and has re-domesticated to the State of Indiana from the State of Florida.

Eagle Development Corporation (“Eagle”) and the Beacon Insurers became indirect subsidiaries of State Auto Mutual pursuant to a merger (the “Merger”) of a subsidiary of MIGI, a wholly owned subsidiary of State Auto Mutual, with and into Eagle, with Eagle being the surviving corporation of the Merger and a wholly owned subsidiary of MIGI. The Merger was effective on March 28, 2007. The Beacon Insurers became affiliates of State Auto P&C by virtue of the Merger.

For purposes of the 2005 Management Agreement and this First Amendment, the “Mutual Group” or the “State Auto Mutual Group” shall mean State Auto Mutual, Meridian Security, Meridian Citizens Mutual, MIGI, SA FL and the Beacon Insurers, and the “State Auto Financial Group” shall mean STFC, State Auto P&C, National, Milbank, SA OH, Farmers Casualty, Stateco, S.I.S. and 518 PML.

With this First Amendment, the parties to this First Amendment intend to (i) add SA FL as a party to the 2005 Management Agreement, and (ii) add the Beacon Insurers as parties to the 2005 Management Agreement, provided that the arrangements between the Beacon Insurers, State Auto P&C and State Auto Mutual recognize that Beacon has its own employee force performing services for it and the other Beacon Insurers.

In response to a recommendation from the Independent Committee of the Board of Directors of each of State Auto Mutual and STFC, the Boards of Directors of the State Auto Financial Group and the State Auto Mutual Group have approved this First Amendment.

Statement of Agreement

In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties to this Amendment agree to amend the 2005 Management Agreement as follows:

1.

Capitalized terms used in this First Amendment (including the Background Information) which are not otherwise defined herein shall have the meanings ascribed to such terms in the 2005 Management Agreement.

2.

Upon the SA FL Effective Date, the existing Cost Sharing Agreement between SA FL, State Auto Mutual and State Auto P & C shall automatically terminate with no further force or effect, and SA FL shall automatically become a Managed Company with all rights and duties thereof as set forth in the 2005 Management Agreement.

3.

Upon the Beacon Insurers Effective Date, each Beacon Insurer shall automatically become a Managed Company with all rights and duties thereof as set forth in the 2005 Management Agreement, except as otherwise specifically set forth in this First Amendment. It is understood and agreed that Beacon has its own employees who provide managerial, supervisory, administrative, technical, professional, and clerical services to it and the other Beacon Insurers. State Auto P&C, through its employees, will provide certain executive, administrative, technical, and professional support services to the Beacon Insurers, while State Auto Mutual will provide certain facilities to the Beacon Insurers, the costs of which shall be allocated among the Beacon Insurers, State Auto P&C and State Auto Mutual as described below.

4.

Section 3 of the 2005 Management Agreement shall not be applicable to the Beacon Insurers because Beacon’s own employees provide many of the organizational, operational, and management functions for the Beacon Insurers. Notwithstanding the foregoing, the Beacon Insurers understand and agree that State Auto P&C, acting by and through its employees, is authorized to provide organizational, operational, and management functions for the Beacon Insurers. To the extent that employees of State Auto P&C provide any operational, administrative, and management functions to the Beacon Insurers, the costs therefore shall be allocated as described below.

5.

Section 6(a) of the 2005 Management Agreement is made specifically applicable to SA FL. The last sentence of Section 6(a) of the 2005 Management Agreement is amended in its entirety to read as follows:

It is further understood and agreed that while SA WI is a party to the 2005 Pooling Agreement, it is a party to a separate management agreement with State Auto P&C and State Auto Mutual, which contains provisions substantially similar to this section 6(a).

6.	Section 6(c) of the 2005 Management Agreement is deleted in its entirety and replaced by the following:

(c)

Insurance Losses, Loss Adjustment Expenses and Underwriting Expenses of National and the Beacon Insurers- All insurance losses, loss adjustment expenses and underwriting expenses of National, as computed under the statutory accounting principles used by National from time to time shall be paid by National. Underwriting expenses include, without limitation, expenses for State Auto P&C employees providing services on behalf of National for only part of their time, which expenses shall be allocated to National in proportion to the amount of time those employees spend on National’s behalf in accordance with statutory accounting principles used by National from time to time. All insurance losses, loss adjustment expenses and underwriting expenses of the Beacon Insurers, as computed under the statutory accounting principles used by the Beacon Insurers from time to time shall be paid by the Beacon Insurers. Underwriting expenses include, without limitation, expenses for State Auto P&C employees providing services on behalf of the Beacon Insurers for only part of their time, which expenses shall be allocated to the Beacon Insurers in proportion to the amount of time those employees spend on behalf of the Beacon Insurers in accordance with statutory accounting principles used by the Beacon Insurers from time to time.

7.

Section 6(d) of the 2005 Management Agreement shall not apply to the Beacon Insurers. The Beacon Insurers share of pension and benefit expenses under the Plans for employees of State Auto P&C shall be allocated to the Beacon Insurers based on the percentage of State Auto P&C’s payroll expenses allocated to each of the Beacon Insurers pursuant to the terms hereof.

8.

Section 6(e) of the 2005 Management Agreement shall not apply to the Beacon Insurers. The Beacon Insurers rent office space at their principal office location in Wichita Falls, Texas, and this rent expense shall be a direct expense of the Beacon Insurers.

9.	Section 7 of the 2005 Management Agreement is deleted in its entirety and replaced by the following:

7. Payment for Services - All amounts due under this Agreement shall be due and payable by the respective company within sixty (60) days after the end of each calendar quarter.

10.

Section 9(b) of the 2005 Management Agreement is hereby amended to add the following as the last sentence: “The foregoing notwithstanding, the Beacon Insurers may terminate their participation in this Agreement at any time by giving the other parties at least ninety (90) days’ advance written notice of such termination.”

11.	As to SA FL, this First Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on April 1, 2007 (the “SA FL Effective Date”). Notwithstanding the foregoing, this First

Amendment shall only become operative as to SA FL when this First Amendment has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of the 2005 Management Agreement, as amended by this First Amendment, with respect to SA FL. If this First Amendment is not approved with respect to SA FL as described in this section, this First Amendment shall be deemed null and void as to SA FL and shall not become operative to amend the 2005 Management Agreement in any manner whatsoever as to SA FL.

12.

As to the Beacon Insurers, this First Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on April 1, 2007 (the “Beacon Insurers Effective Date”). Notwithstanding the foregoing, this First Amendment shall only become operative as to the Beacon Insurers when this First Amendment has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of the 2005 Management Agreement, as amended by this First Amendment, with respect to the Beacon Insurers. If this First Amendment is not approved with respect to the Beacon Insurers as described in this section, this First Amendment shall be deemed null and void as to the Beacon Insurers and shall not become operative to amend the 2005 Management Agreement in any manner whatsoever as to the Beacon Insurers.

13.

This document is an amendment to the 2005 Management Agreement. In the event of any inconsistencies between the provisions of the 2005 Management Agreement and this First Amendment, the provisions of this First Amendment shall control. Except as expressly amended hereby, the 2005 Management Agreement shall continue in full force and effect without change for the balance of the term thereof.

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATE AUTO FINANCIAL CORPORATION

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATE AUTO NATIONAL INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATE AUTO INSURANCE COMPANY OF OHIO

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

FARMERS CASUALTY INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

MERIDIAN SECURITY INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATE AUTO FLORIDA INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

BEACON NATIONAL INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

FIRST PREFERRED INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

PETROLIA INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

BEACON LLOYDS, INC.

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

BEACON LLOYDS INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

MERIDIAN INSURANCE GROUP, INC.

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STATECO FINANCIAL SERVICES, INC.

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

MILBANK INSURANCE COMPANY

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

STRATEGIC INSURANCE SOFTWARE, INC.

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President

518 PROPERTY AND MANAGEMENT LEASING, LLC

By:	/S/ ROBERT P. RESTREPO, JR.
Robert P. Restrepo, Jr., President